EXHIBIT 10.12

                    ADDENDUM TO EMPLOYMENT AGREEMENT

         This Addendum (the "Addendum") is made effective as of the 15th day of December, 1999 and is intended to amend a certain Employment Agreement (the "Agreement") by and between Erie Indemnity Company and John J. Brinling, Jr. effective as of December 16, 1997.

         WHEREAS, the Company has determined that it is in the best interest of the Company and its Shareholders to secure the continued employment of the Executive in accordance with the terms of the Agreement; and

         WHEREAS, the Board of Directors of the Company at its meeting of March 9, 1999 agreed to extend the term of the Agreement for a period of one (1) additional year which extended the term of the Agreement to expire on December 15, 2000 instead of December 15, 1999; and

         WHEREAS, the Board of Directors of the Company at its meeting of December 14, 1999 has again agreed to extend the term of the Agreement for a period of one (1) additional year as contained herein; and

         WHEREAS, the Executive is agreeable to the extension of the Agreement.

         NOW, THEREFORE, intending to be legally bound hereby, the parties agree as follows:

         1. Paragraph 1 of the Agreement with respect to the Term is hereby amended by extending the Term to expire on December 15, 2001.

         2. All other terms and conditions of the Agreement remain in full force and effect.

ATTEST:                                              ERIE INDEMNITY COMPANY


/s/ Mark T. Torok                         By: /s/ F. William Hirt
    Mark T. Torok                                 F. William Hirt
     Assistant Secretary                           Chairman of the Board


WITNESS:

/s/ Sheila M. Hirsch                           /s/ John J. Brinling
    Sheila M. Hirsch                               John J. Brinling, Jr.
     Executive Secretary                           5691 Culpepper Drive
                                                   Erie, PA   16506






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